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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2002


                             Commission file number:
                                    000-15760
                                    ---------

                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)



New York                                                    16-0470200
--------                                                    ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)


                       One Hardinge Drive Elmira, NY 14902
                       -----------------------------------
              (Address of principal executive offices) (Zip code)

                                 (607) 734-2281
               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

       On February 12, 2002, Hardinge Inc. issued a press release announcing a dividend. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibits

           99  Press Release issued by registrant on February 12, 2002.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HARDINGE INC.



February 14, 2002              By: /s/ Richard L. Simons
-------------------                ---------------------
Date                               Richard L. Simons
                                   Executive Vice President and Chief
                                   Financial Officer
                                   (Principal Financial Officer)



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